UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) November 7, 2007

DEUTSCHE ALT-B SECURITIES MORTGAGE LOAN TRUST, SERIES 2007-AB1 (Exact name of Issuing Entity as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC. (Exact name of Depositor as specified in its charter)
DB STRUCTURED PRODUCTS, INC. (Exact name of Sponsor as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC. (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-131600-20 (Commission File Number)	35-2184183 (IRS Employer ID Number)
60 Wall Street New York, NY	10005
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(212) 250-2500
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement.

See Item 6.02 below.

Section 6 - Asset-Backed Securities

Item 6.02 - Change in Servicer or Trustee.

MidFirst Bank (“MidFirst”), has agreed to service certain residential mortgage loans, effective as of November 1, 2007, for the benefit of HSBC Bank USA, National Association, as trustee (the “Trustee”) pursuant to the provisions of (1) that certain Amended and Restated Servicing Agreement, dated as of January 2, 2007 (attached hereto as Exhibit 99.1) by and between DB Structured Products, Inc. (“DBSP”) and GMAC Mortgage, LLC (“GMACM”), (2) that certain Assignment, Assumption and Recognition Agreement, dated as of April 13, 2007 (attached hereto as Exhibit 99.2) by and between DBSP and GMACM, and (3) that certain Servicer Appointment, Assumption and Amendment Agreement (Servicing Contract), dated as of November 1, 2007 (attached hereto as Exhibit 99.3) by and among DBSP, MidFirst, Wells Fargo Bank, National Association, as master servicer and securities administrator, and the Trustee, and acknowledged and agreed to by GMACM.  The related mortgage loans were previously serviced for the benefit of the Trustee by GMACM.

As of November 1, 2007, MidFirst is servicing approximately 20.05% of the mortgage loans by aggregate principal balance as of the cut-off date.

MidFirst Bank

MidFirst Bank (“MidFirst”) is a federally chartered savings association.  MidFirst had total assets of $11.1 billion and stockholder’s equity of $830 million at December 31, 2006.  MidFirst is an approved servicer in good standing with Fannie Mae and Freddie Mac.  Over the last 15 years, MidFirst Bank has generated a weighted average return on equity of 46% and has carried the credit exposure for 98% of the loan servicing it has acquired.

Midland Mortgage Co.

Midland Mortgage Co. (“Midland”), is an Oklahoma Corporation, and a wholly owned operating subsidiary of MidFirst.  Midland performs sub-servicing for MidFirst’s residential mortgage portfolio and has been servicing residential mortgages since 1950.  Midland is the 5th largest servicer of FHA insured mortgages and has achieved a Tier One ranking for Loss Mitigation performance, the highest level of performance awarded by FHA.  Midland has also achieved Tier One Servicer status from Freddie Mac for Investor Reporting and the Circle of Excellence award from Fannie Mae for Default Management.  Since 1993, Midland has boarded, through bulk servicing acquisitions, $53 billion of servicing portfolios representing approximately 1,000,000 loans during 38 servicing transfers. Midland’s corporate headquarters are located at 999 N.W. Grand Blvd, Oklahoma City, Oklahoma, 73118, telephone number (405) 426-1804.

Midland is primarily engaged in servicing and subservicing mortgage loans for approximately 45 clients that include financial institutions, credit unions, insurance companies, mortgage companies and government servicing entities. Midland uses Fiserv’s “MortgageServ” servicing system software and is an approved seller/servicer in good standing with Ginnie Mae, Fannie Mae, Freddie Mac, the Federal Housing Administration and the Veterans Administration.  As of August 31, 2007, Midland serviced or subserviced approximately 257,000 loans with an aggregate principal balance of $13.1 billion consisting of conventional, FHA and VA, loan products in all 50 states and the District of Columbia.

Generally loan servicing includes collecting and remitting loan payments and payoffs, administering escrow funds for the payment of real estate taxes and insurance premiums, adjusting loan payments for changes in adjustable rate mortgage index rates and annual escrow analysis, contacting delinquent mortgagors to attempt to resolve the delinquency by means other than foreclosure, when possible, supervising foreclosures in the event of non-remedied defaults, and generally administering the loans. Midland outsources the processing of hazard insurance premiums and utilizes vendors for payment collections (lockbox), real estate tax payments, lien releases and satisfactions, loss draft processing, and certain foreclosure and bankruptcy processes.

Specifically, some key servicing activities of Midland include:

(1)

transferring loan data to Midland’s servicing system after a bulk servicing transfer and verifying the quality of the data and accuracy of the servicing terms;

(2)

reviewing key data elements for data integrity for all loans added to Midland’s servicing system and providing required mortgagor communication and welcome materials;

(3)

processing cash receipts, including depositing processable payment and payoff checks, wires and ACH files into a clearing account within two business days of receipt;

(4)

reconciling funds received and transactions posted in Midland’s servicing system;

(5)

monitoring loans that are in default, collecting funds on loans that are delinquent or in default, conducting loss mitigation activities, including arranging repayment plans, arranging to lift stays or take other action in bankruptcy proceedings involving borrowers, administering foreclosures, making insurance or other claims against insurance companies, sureties or other guarantors and REO management;

(6)

processing activity related to the payment of taxes and insurance and other items escrowed pursuant to the applicable documents, managing the escrow analysis function to determine appropriate escrow amounts and communicating required reporting to borrowers;

(7)

confirming that all loans, where required, are covered under tax service contracts and flood determination contracts and when required, that all loans have appropriate hazard insurance policies in place;

(8)

responding to borrower inquiries received via telephone, mail and email and performing research in connection with such inquiries,

(9)

completing scheduled interest rate changes for Adjustable Rate Mortgages and communicating new payment amounts to borrowers

(10)

providing accurate, complete and timely investor reports and delinquency reports to the appropriate parties and remitting funds to master servicers or other investors;

(11)

processing loan modifications.

Managing delinquent loans

When a loan is past due, the collection process is initiated between the 10th and 15th day of delinquency depending on the risk profile of the borrower, the collateral type and the governing servicing agreements.    Midland uses Freddie Mac’s Early Indicator in determining when to contact delinquent borrowers.  If payment is not received by the 15th day after the payment due date, a late charge is assessed and a delinquency notice or monthly statement is mailed to the borrower requesting payment.

Delinquent loans are systematically sorted into various queues depending on the age of delinquency, loan type, and investor/ insurer.  There is a daily upload of delinquent accounts from Midland’s servicing system to Midland’s predictive dialer.  Call results from the predictive dialer are uploaded daily into Midland’s servicing system.  Delinquency notice and loss mitigation solicitation letter campaigns run parallel to the calling campaigns and are automatically generated based on predefined parameters.

Loan counselors contact the borrowers to determine the reason for nonpayment and to discuss a suitable arrangement for bringing the loan current.   If the delinquency cannot be resolved with a short-term repayment plan, the loan counselor refers the borrower to a loss mitigation specialist to evaluate the workout options available under the governing servicing agreements according to the borrower’s financial ability and willingness to pay and the underlying collateral value.  Loan counselors and loss mitigation specialists are required to document the steps taken to cure the loan delinquency.

Midland’s loss mitigation department offers an array of workout options including repayment plans, mortgage loan modifications, short sales, deeds-in-lieu of foreclosure, and any other insurer specific options.  Midland utilizes an internally developed loss mitigation underwriting system that controls loss mitigation options for each loan based on applicable servicing agreements and guidelines.

When a loan is determined to be a candidate for possible foreclosure, it is referred to Midland’s foreclosure review committee.  A determination is made to refer the case to the foreclosure department or back to the collection department for further collection activity.  The course of action is guided by a number of factors including, the borrower’s payment history, ability and willingness to pay, the condition and occupancy status of the property, and the amount of borrower equity in the property.  If the loan is approved for foreclosure, an electronic referral package is sent to an approved foreclosure attorney licensed to practice in the same state as the property with the necessary documents to initiate foreclosure.

After referral, a foreclosure technician is assigned to the case based on the state where the property is located.  The loan also is monitored through Midland’s proprietary timeline management system, which integrates state and investor/insurer timeframes into an exception based control system.  Loans are monitored based on critical deadlines and interim progress controls to confirm that appropriate actions are taken to proceed with foreclosure in a timely manner.  This proprietary control system also has integrated controls to monitor both loss mitigation and foreclosure processing in parallel.

Midland monitors the ongoing status of each bankruptcy case, including application of checks received, to verify that all applicable motions are filed with the court as warranted.  Where possible, Midland utilizes the same attorney for foreclosure and bankruptcy proceedings to facilitate timely resolution and resumption of foreclosure upon obtaining relief from the bankruptcy stay.

Communication with foreclosure and bankruptcy attorneys is maintained through the use of a software program, thus reducing the need for phone calls, emails and faxes while simultaneously creating a permanent record of communication within the servicing system.  Attorney performance is managed using monthly report cards and error reports.  The status of foreclosures and bankruptcies is monitored by Midland through the use of this software system.  Bankruptcy filing and release information is received electronically from a third-party notification vendor.

Prior to a foreclosure sale, Midland performs a market value analysis.  This analysis includes: (i) a current valuation of the mortgaged property obtained through a drive-by appraisal or broker’s price opinion complete with a condition of the subject property, as well as other pertinent market information such as recent price lists of comparable properties, recent closed sales of comparable properties, estimated marketing time and required or suggested repairs, and an estimated sales price; (ii) an evaluation of any real estate taxes owed; and (iii) estimated carrying costs, brokers’ fees, repair costs and other related costs associated with real estate owned properties.  Midland bases the amount it will bid at foreclosure sales on this analysis, subject to all applicable guidelines.

If Midland acquires title to a property at foreclosure sale or by other means, it obtains an estimate of the sale price of the property through an interior appraisal.   Midland then markets the property through a real estate broker in the areas in which the subject property is located.  If the mortgage property is occupied when title is acquired, Midland will proceed with legal eviction, using the same attorney that prosecuted the foreclosure whenever possible.  Midland also attempts to negotiate with the occupants to voluntarily vacate the property to minimize the additional time and cost of eviction.  Repairs are performed if it is determined that they will increase the net liquidation proceeds, taking into consideration the cost of the repairs, the carrying costs during the repair period and the marketability of the property both before and after the repairs.

Servicing performance disclosures

During the preceding three-year period:

•

Midland has not been involved with any prior securitizations of mortgage loans of a type similar to this security that have defaulted or experienced an early amortization or other performance triggering event

•

Midland has not disclosed any material non-compliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans

•

Midland has not been terminated as Servicer in a residential mortgage loan securitization

•

Midland has not made any material changes to its policies or procedures with respect to the servicing function other than may have been published and required by regulators or investors.

Midland has made all advances required to be made on residential mortgage loans serviced by it during the preceding three-year period.

Delinquency and Foreclosure Experience of Midland

Based solely upon information provided by Midland, the following table summarizes, for the respective dates indicated, the delinquency, foreclosure, bankruptcy and REO property status with respect to all one-to-four-family residential mortgage loans serviced by Midland.  The indicated periods of delinquency are based on the number of days past due on a contractual basis.  The monthly payments under all of such mortgage loans are due on the first day of each calendar month.  A mortgage loan is considered “30 days” delinquent if a payment due on the first of the month and is not received by the end of the day on the last business day of the calendar month.

The information presented in this table represents only mortgage loans being serviced by Midland, and includes information for all credit grades of mortgage loans.  During the periods presented, Midland’s servicing has primarily been comprised of Ginnie Mae, Freddie Mac, and Fannie Mae securities backed by premium coupon, FHA/ VA insured or guaranteed mortgages.  As a result, the loss and delinquency experience of the mortgage loans in the issued security may be significantly different than Midland’s historical experience and results presented in this table.

	Midland Mortgage Co.- Delinquency and Foreclosure Experience (1)

	As of December 31, 2004		As of December 31, 2005		As of December 31, 2006		As of August 31, 2007

	Number of Loans	Principal Balance ($1,000's)	Number of Loans	Principal Balance ($1,000's)	Number of Loans	Principal Balance ($1,000's)	Number of Loans	Principal Balance ($1,000's)

Total Portfolio	299,953	$ 13,868,920	327,205	$ 16,131,457	275,329	$ 13,295,713	256,794	$ 13,135,466

Period of Delinquency(2)

30 days	30,271	$ 1,531,543	35,233	$ 1,874,195	31,590	$ 1,661,844	26,389	$ 1,462,292
Percent Delinquent	10.09%	11.04%	10.77%	11.62%	11.47%	12.50%	10.28%	11.13%

60 days	9,828	$ 529,050	12,198	$ 704,973	11,097	$ 643,686	8,812	$ 535,264
Percent Delinquent	3.28%	3.81%	3.73%	4.37%	4.03%	4.84%	3.43%	4.07%

90 days or more	17,718	$ 1,092,036	23,460	$ 1,542,661	16,437	$ 1,054,000	13,341	$ 916,870
Percent Delinquent	5.91%	7.87%	7.17%	9.56%	5.97%	7.93%	5.20%	6.98%

Total Delinquencies(2)	57,817	$ 3,152,629	70,891	$ 4,121,829	59,124	$ 3,359,530	48,542	$ 2,914,426

Total Delinquencies by % of total portfolio(2)
	19.28%	22.73%	21.67%	25.55%	21.47%	25.27%	18.90%	22.19%

Foreclosures	6,466	$ 410,666	6,072	$ 396,771	5,611	$ 368,675	4,620	$ 330,375

Bankruptcies (3)	7,750	$ 473,851	9,971	$ 644,756	5,922	$ 358,804	4,645	$ 288,900

Total Foreclosures and Bankruptcies(3)
	14,216	$ 884,517	16,043	$ 1,041,527	11,533	$ 727,479	9,265	$ 619,275

Percent of Total Portfolio in Foreclosure or Bankruptcy

	4.74%	6.38%	4.90%	6.46%	4.19%	5.47%	3.61%	4.71%

Real Estate Owned(4)	129	$ 6,886	111	$ 6,491	74	$ 4,372	73	$ 4,014

(1)  Midland's servicing has primarily been comprised of Ginnie Mae, Freddie Mac and Fannie Mae securities backed by premium coupon FHA/ VA mortgages that generally have a higher delinquency rate than other loan products such as conventional loans.

(2) Delinquency figures exclude foreclosures, but include bankruptcies that are contractually delinquent.
(3) "Total Foreclosures and Bankruptcies" do not include bankruptcy loans that are contractually current. As of August 2007, 39.2% of bankruptcies were contractually current.

(4) Midland services very few REO loans because the majority of its portfolio consists of mortgages insured by FHA or guaranteed by the VA. After a foreclosure sale, those loans are typically conveyed to HUD or the VA. Loans in the process of being conveyed are not included in these figures.

Exhibits:

Exhibit No.

Description

99.1

Amended and Restated Servicing Agreement, dated as of January 2, 2007 by and between DBSP and GMACM.*

99.2

Assignment, Assumption and Recognition Agreement, dated as of April 13, 2007 by and between DBSP and GMACM.*

99.3

Servicer Appointment, Assumption and Amendment Agreement (Servicing Contract), dated as of November 1, 2007 (attached hereto as Exhibit 99.3) by and among DBSP, MidFirst, Wells Fargo Bank, National Association, as master servicer and securities administrator, and the Trustee, and acknowledged and agreed to by GMACM.

*

Incorporated herein by reference to the Form 8-K of the registrant filed with the SEC on April 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE ALT-A SECURITIES, INC.

By: /s/ Ernest Calabrese

Name: Ernest Calabrese

Title: Director

By: /s/ Susan Valenti

Name: Susan Valenti

Title: Director

Dated:  November 7, 2007

Exhibit Index

Exhibit

99.1

Amended and Restated Servicing Agreement, dated as of January 2, 2007 by and between DBSP and GMACM.*

99.2

Assignment, Assumption and Recognition Agreement, dated as of April 13, 2007 by and between DBSP and GMACM.*

99.3

Servicer Appointment, Assumption and Amendment Agreement (Servicing Contract), dated as of November 1, 2007 (attached hereto as Exhibit 99.3) by and among DBSP, MidFirst, Wells Fargo Bank, National Association, as master servicer and securities administrator, and the Trustee, and acknowledged and agreed to by GMACM.

*

Incorporated herein by reference to the Form 8-K of the registrant filed with the SEC on April 30, 2007.